 Vanguard Variable Insurance Funds Money Market Portfolio
Supplement Dated January 20, 2021, to the Prospectus and Summary Prospectus Dated April 28, 2020
On December 10, 2020, Vanguard Variable Insurance Funds Money Market Portfolio (the Portfolio) announced that it would make changes to the Portfolio’s investment strategy and change the Portfolio’s designation to a “government” money market fund. These changes are now effective.
Accordingly, effective immediately, the following changes are made to the Portfolio's prospectus and summary prospectus.
Prospectus and Summary Prospectus Text Changes
The following replaces similar text under the heading “Principal Investment Strategies” in the Portfolio Summary section:
The Portfolio invests primarily in high-quality, short-term money market instruments. Under normal circumstances, most of the Portfolio’s assets are invested in securities issued by the U.S. government and its agencies and instrumentalities. Although these securities are high-quality, some of the securities held by the Portfolio are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high-quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

The following replaces similar text under the heading “Principal Risks” in the Portfolio Summary section:
Principal Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high. A low or negative interest rate environment will adversely affect the Portfolio’s return. Low or negative interest rates, depending on their duration and severity, could prevent the Portfolio from, among other things, providing a positive yield and/or maintaining a stable share price of $1.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.
• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio's sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The following replaces similar text under the heading “Annual Total Returns” in the Portfolio Summary section:
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Effective January 20, 2021, the Spliced Variable Insurance U.S. Government Money Market Funds Average replaced the Variable Insurance Money Market Funds Average as the Portfolio’s comparative benchmark. The Portfolio believes that the Spliced Variable Insurance U.S. Government Money Market Funds Average is a more relevant benchmark for its investment strategies. The Spliced Variable Insurance U.S. Government Money Market Funds Average reflects the performance of the Variable Insurance Money Market Funds Average through January 19, 2021, and the Variable Insurance U.S. Government Money Market Funds Average thereafter. Returns for the Spliced Variable Insurance U.S. Government Money Market Funds Average and the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns—Money Markey Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	0.62%	March 31, 2019
Lowest	0.02%	September 30, 2014
Average Annual Total Returns for Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Money Market Portfolio	2.26%	1.17%	0.66%
Comparative Benchmarks (reflect no deduction for fees or expenses)
FTSE 3-Month U.S. Treasury Bill Index	2.25%	1.04%	0.55%
Variable Insurance Money Market Funds Average	1.84	0.72	0.35
Spliced Variable Insurance U.S. Government Money Market Funds Average	1.84	0.72	0.35
Prospectus Text Changes
The following replaces similar text in the Investing in the Money Market Portfolio section:
What is Money Market Fund Reform?
In July 2014, the Securities and Exchange Commission (SEC) implemented a number of regulatory changes designed to enhance the stability and resilience of all money market funds. The reforms have created three categories of money market funds:
• Retail money market funds, which may maintain a stable net asset value (NAV) but are subject to liquidity fees and redemption gates.
• Government money market funds, which may maintain a stable NAV but are not required to implement liquidity fees and redemption gates.

• Institutional money market funds, which are required to have a floating NAV and are subject to liquidity fees and redemption gates.
The board of trustees of Vanguard Variable Insurance Funds (the Board), in accordance with the best interest of the shareholders, approved a number of changes in response to the SEC’s 2014 amendments to the rules governing money market funds. These changes are now in effect. As part of these changes, information regarding the Portfolio’s weekly liquid assets for the prior six months (by day, as of the close of business) is available on the Portfolio’s page at advisors.vanguard.com.
How Does This Affect Vanguard Money Market Funds?
The money market fund reforms impact money market funds differently depending on the types of investors permitted to invest in a fund and the types of securities in which a fund may invest.
Vanguard Variable Insurance Funds Money Market Portfolio
Vanguard has designated Vanguard Variable Insurance Funds Money Market Portfolio as a government money market fund.
Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.
Government money market funds can also maintain a stable $1.00 NAV through the use of amortized cost accounting and may, but are not required to, implement liquidity fees and redemption gates. The Portfolio will continue to use amortized cost to transact at a stable $1.00 NAV.
The Board has determined that the Portfolio will not voluntarily implement liquidity fees or redemption gates.
The Portfolio is subject to money market fund reform regulatory risk, which is the chance that money market fund reforms will affect the Portfolio's investment strategy, fees and expenses, portfolio, share liquidity, and return potential as a result of the implemented rules.

The following replaces similar text in the More on the Portfolio section:
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Fund
The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its objective. The board of trustees of

Vanguard Variable Insurance Fund (the Board), which oversees the Portfolio’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.
Market Exposure
The Portfolio’s principal strategy is to invest in very high-quality money market instruments. Also known as cash equivalent investments, these instruments are considered short term (i.e., they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises.
Plain Talk About Money Market Instruments
The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are U.S. Treasury bills and notes, which are securities issued by the U.S. government; agency securities, which are securities issued or guaranteed by a U.S. executive agency or government-sponsored enterprise;
commercial paper, which is a promissory note issued by a large company or a financial firm; banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are promissory notes issued by banks in large denominations. Money market investments can pay fixed, variable, or floating rates of interest.

The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Portfolio's income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.
A low or negative interest rate environment could magnify the risks associated with changes in interest rates and adversely affect the Portfolio’s return. Low or negative interest rates, depending on their duration and severity, could prevent the Portfolio from providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable share price of $1. A wide variety of market factors can cause interest rates to rise or fall, including central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio’s investments and Portfolio performance.
Security Selection
Vanguard, advisor to the Portfolio, selects high-quality money market instruments.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
The Portfolio invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Portfolio also may invest in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

The Portfolio is subject to industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
More than 25% of the Portfolio’s assets are invested in instruments issued by companies in the financial services industry. The Portfolio considers the financial services industry to include issuers principally engaged in providing financial services to consumers and industry, such as securities issued by government-sponsored enterprises, including the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks, and the Federal Farm Credit Banks Funding Corporation; U.S. and

foreign banks; insurance companies; real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry); securities firms; and leasing companies, among others. Because of this concentration, changes in economic, regulatory, and political conditions that affect financial services issuers could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.
The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and the expectation that the U.S. Treasury will be able to honor its obligations.
Plain Talk About U.S. Government-Sponsored Enterprises
A variety of U.S. government-sponsored enterprises (GSEs), such as the
Federal Home Loan Mortgage Corporation (FHLMC), the Federal National
Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs),
issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed
FNMA and FHLMC under conservatorship and appointed the Federal
Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock.
Generally, a GSE’s securities are neither issued nor guaranteed by the
U.S. Treasury and are not backed by the full faith and credit of the U.S.
government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

The Portfolio is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
Because some of the securities included in the Portfolio are not backed by the full faith and credit of the U.S. government, the potential credit risk and yield for the Portfolio is higher than if it held only securities backed by the full faith and credit of the U.S. government.

Under certain circumstances, the exposure to a single issuer could cause the Portfolio to fail to maintain a share price of $1.
Although the Portfolio invests in high-quality money market instruments, the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency of the U.S. government.

The Portfolio reserves the right to invest in repurchase agreements, which are subject to specific risks.
Plain Talk About Repurchase Agreements
Repurchase agreements are contracts in which a bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be used to pay off the seller’s debts. The Portfolio’s advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.
An adjustable-rate security’s interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day U.S. Treasury bill rate, or another reference rate. Adjustable-rate securities reset their yields on a periodic basis (e.g., daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.
The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Plain Talk About Derivatives
A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.

In addition, the Portfolio may invest up to 5% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell or dispose of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio.
Plain Talk About Weighted Average Maturity and Weighted Average Life
A money market fund will maintain a dollar-weighted average maturity
(WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment.
When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

The following replaces the third paragraph in the Share Price section:
Although the Vanguard retail and government money market funds seek to maintain a stable NAV of $1 per share, a stable share price is not guaranteed. A low or negative interest rate environment could impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share.

The following replaces similar text in the General Information section:
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC. In connection with a determination by the Board, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 104D 012021

Vanguard Variable Insurance Funds

Supplement Dated January 20, 2021, to the Statement of Additional Information Dated April 28, 2020

Statement of Additional Information Text Changes
The following is added to the Investment Strategies, Risks, and Nonfundamental Policies section:
Low Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment. Cash positions may also subject a fund to increased counterparty risk to the fund’s bank.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. These actions present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt securities, or equity securities that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher income-producing assets may cause the price of such securities to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. These considerations may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the Funds’ board of trustees may consider taking various actions including, but not limited to, enacting mechanisms to seek to maintain a stable NAV per share at $1.00, and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 104D 012021